Exhibit 10.4
STOCK PLEDGE AGREEMENT
This Stock Pledge Agreement (this “Agreement”), dated as of August 31, 2007, among Kallina Corporation, a Delaware corporation (the “Pledgee”), Applied Digital Solutions, Inc., a Delaware corporation (“ADSX”), Computer Equity Corporation, a Delaware corporation, Digital Angel Corporation, a Delaware corporation and Digital Angel Technology Corporation, a Minnesota corporation (each a “Pledgor” and collectively, the “Pledgors”).
BACKGROUND
ADSX and the Pledgee have entered into a Securities Purchase Agreement, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Securities Purchase Agreement”), pursuant to which the Pledgee provides or will provide certain financial accommodations to the Pledgors.
In order to induce the Pledgee to provide or continue to provide the financial accommodations described in the Securities Purchase Agreement, the Pledgors have agreed to pledge and grant a security interest in the collateral described herein to the Pledgee on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1. Defined Terms. All capitalized terms used herein which are not defined shall have the meanings given to them in the Securities Purchase Agreement.
2. Pledge and Grant of Security Interest. To secure the full and punctual payment and performance of (the following clauses (a) and (b), collectively, the “Obligations”) (a) the obligations under the Securities Purchase Agreement and the Related Agreements (the Securities Purchase Agreement and the Related Agreements (other than the Registration Rights Agreement), as each may be amended, restated, modified and/or supplemented from time to time, excluding the Grant Shares as defined in the Securities Purchase Agreement, collectively, the “Documents”) and (b) all other obligations and liabilities of the Pledgors to the Pledgee whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, (in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of such in any case commenced by or against the Pledgors under Title 11, United States Code, including, without limitation, obligations of the Pledgors for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case), the Pledgors hereby pledge, assign, hypothecate, transfer and grant a security interest to Pledgee in all of the following (the “Collateral”):

(a) the shares of stock or other equity interests set forth on Schedule A annexed hereto and expressly made a part hereof (together with any additional shares of stock or other equity interests acquired by the Pledgors, the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;
(b) all additional shares of stock or other equity interests of any issuer (each, an “Issuer”) of the Pledged Stock from time to time acquired by the Pledgors in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and
(c) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of any Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.
The term “Collateral” shall exclude the shares of stock or other equity interests and participations set forth on Schedule B to this Agreement, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off relating to such shares (the “Excluded Collateral”). Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that the Pledgors may from time to time hereafter pledge and deliver additional shares of stock or other equity interests to the Pledgee as collateral security for the Obligations. Upon the pledge and delivery to the Pledgee, such additional shares of stock or other equity interests shall be deemed to be part of the Collateral and shall be subject to the terms of this Agreement whether or not Schedule A is amended to refer to such additional shares or interests. Notwithstanding anything to the contrary contained herein, upon payment of the Obligations under the Note in immediately available funds, this Agreement shall automatically terminate and be without further force or effect.
3. Delivery of Collateral. (a) All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Pledgee. The Pledgors hereby authorize the Issuer upon demand by the Pledgee to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to the Pledgee, in each case to be held by the Pledgee, subject to the terms hereof. Upon the occurrence and during the continuance of an Event of Default (as defined below), the Pledgee shall have the right, during such time in its discretion and without notice to the Pledgors, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Stock. In addition, the Pledgee shall have the right at such time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations. The Pledgors acknowledge that the Pledged Stock is being held by The Bank of New York on behalf of Pledgor.

(b) ADSX hereby represents, warrants and covenants that the shares of Digital Angel Corporation owned by ADSX but held as the trust estate (the “Trust Estate”) in the Digital Angel Share Trust (the “Trust”) is and shall remain Trust Estate, except as such Trust Estate may be issued upon the exercise of the warrants held by Elliot Associates, L.P., Elliot International, L.P., Omicron Master Trust, Portside Growth and Opportunity Fund and Islandia, L.P. (collectively, the “Existing Warrant Holders”) as set forth on Schedule 4.3 of the Securities Purchase Agreement. In the event that the Trust is dissolved or liquidated, ADSX shall, in accordance with the terms of the pledge set forth herein immediately deliver the remaining Trust Estate to the Pledgee in accordance with this Agreement. ADSX shall not, and shall ensure that Wilmington Trust Company, as trustee of the Trust (the “Trustee”), shall not, deliver any portion of the Trust Estate to any person other than the Assignee; except in respect of the Excluded Collateral which may be delivered to the Existing Warrant Holders.
4. Representations and Warranties of the Pledgors. Except as set forth in the Pledgor Disclosure Schedules to the Securities Purchase Agreement or in the Exchange Act Filings with respect to those representations and warranties set forth below that have parallel representations and warranties set forth in the Securities Purchase Agreement which permit exceptions as set forth in the Assignor Disclosure Schedules and/or the Exchange Act Filings, each Pledgor represents and warrants to the Pledgee that:
(a) the execution, delivery and performance by such Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to such Pledgor, which violation would have, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;
(b) this Agreement constitutes the legal, valid, and binding obligation of each Pledgor enforceable against such Pledgor in accordance with its terms, except:
i. as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and
ii. general principles of equity that restrict the availability of equitable or legal remedies.
(c) all Pledged Stock owned by each Pledgor is set forth on Schedule A hereto and (ii) each Pledgor is the legal and beneficial owner of the Pledged Stock as set forth on Schedule A;
(d) all of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

(e) no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Pledgee of any rights with respect to the Collateral (other than Pledgee’s internal policies and procedures and in respect of the Trust Estate while held in the Trust), or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder other than in respect of the Trust Estate while held in the Trust;
(f) there are no pending or, to each of Pledgor ‘s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which would have, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the Collateral;
(g) each Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Pledgee in accordance with the terms of this Agreement;
(h) each Pledgor owns each item of the Collateral and, the Collateral shall be, immediately following the closing of the transactions contemplated by the Documents, free and clear of any other security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”), other than:
i. those resulting from taxes which have not yet become delinquent;
ii. minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of ADSX or any of its Subsidiaries, so long as in each such case, such liens and encumbrances have no effect on the lien priority of the Pledgee in such property; and
iii. those that have otherwise arisen in the ordinary course of business, so long as they have no effect on the lien priority of the Pledgee therein;
(i) there are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of the Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;
(j) none of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject; and
(k) the pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Pledgee all rights of each Pledgor in the Collateral as contemplated by this Agreement.
(l) (a) ADSX has delivered to the Trustee an irrevocable instruction in respect of the Trust Estate which such notice requires the Trustee, upon release of any of the Trust Estate (other than the Excluded Collateral) for any reason, to deliver such released Trust Estate (other than the Excluded Collateral) to Assignee and no other person and (b) the Trustee has acknowledged and accepted the irrevocable instruction referenced in clause (a) above.

5. Covenants. Each Pledgor covenants that, until the Obligations shall be indefeasibly satisfied in full:
(a) Such Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will such Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.
(b) Such Pledgor will, at its expense, defend Pledgee’s right, title and security interest in and to the Collateral against the claims of any other party.
(c) Such Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effectuate the purposes of this Agreement including, but without limitation, delivering to Pledgee, upon the occurrence of an Event of Default, irrevocable proxies in respect of the Collateral in form satisfactory to Pledgee. Until receipt thereof, upon an Event of Default that has occurred and is continuing beyond any applicable grace period, this Agreement shall constitute such Pledgor’s proxy to Pledgee or its nominee to vote all shares of Collateral then registered in such Pledgor’s name.
(d) Notwithstanding anything to the contrary in this Agreement, each Pledgor expressly acknowledges and agrees that all dividends and distributions declared by Issuer in respect of the Collateral and otherwise payable to such Pledgor shall be applied toward prepayment of the Note, and such Pledgor shall not receive any such dividends or distributions, except to the extent necessary to satisfy such Pledgor’s income tax obligations with respect thereto. The Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock or other equity interests of the Issuer; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares, unless, in either case such capital stock issued or issuable to the Pledgor as a result of such transaction are pledged and delivered to Pledgee as Collateral pursuant to this Agreement in such proportion as shall be determined by multiplying the amount of Pledged Stock of such issuer by a fraction, the numerator of which shall be the number of shares of capital stock of such issuer pledged to Pledgee hereunder immediately prior to such event and the denominator of which shall be the number of shares of Common Stock of such issuer issued or issuable to Pledgor immediately after such event. The product so obtained shall thereafter be the number of additional shares of such Issuer’s capital stock that shall immediately be pledged and delivered to Pledgee as additional Pledged Stock and Collateral pursuant to this Agreement.
6. Voting Rights and Dividends.
(a) So long as no Event of Default occurs and remains continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement; provided, however, that such Pledgor shall not exercise, or shall refrain from exercising, any such right if it would result in an Event of Default. Following the occurrence of an Event of Default, all rights of each Pledgor to vote and to give consents, waivers and ratifications in respect of the Collateral shall cease.
(ii) Any and all dividends or distributions declared in respect of the Collateral shall be applied toward payment of the Note in accordance with Section 5(d) hereof.
(b) In addition to the Pledgee’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and be continuing, beyond any applicable cure period, the Pledgee shall (i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (each Pledgor hereby irrevocably constituting and appointing the Pledgee, with full power of substitution, the proxy and attorney-in-fact of such Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral. Each Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of the Pledgee, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that such Pledgor shall give at least five (5) days’ written notice of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters. Following the occurrence of an Event of Default, all dividends and all other distributions in respect of any of the Collateral, shall be delivered to the Pledgee to hold as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of any other pledgor, and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).
7. Event of Default. An “Event of Default” under this Agreement shall occur upon the happening of any of the following events:
(a) An “Event of Default” under the Documents shall have occurred and be continuing beyond any applicable cure period;
(b) Any representation or warranty of the Pledgors made herein, in the Securities Purchase Agreement or the Note shall be false or misleading in any material respect;
(c) Any portion of the Collateral is subjected to a material post-judgment levy of execution, attachment, distraint or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Pledgee) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of thirty (30) business days after the occurrence thereof; or

(d) Each Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.
8. Remedies. In case an Event of Default shall have occurred and is continuing, the Pledgee may:
(a) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;
(b) Exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and
(c) Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by the Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine, or as may be required by applicable law.
Each Pledgor hereby waives and releases any and all right or equity of redemption whether after sale hereunder. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by the Pledgee hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Pledgee and applied by it as provided in Section 10 hereof. No failure or delay on the part of the Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof. The Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Obligations. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New York (the “UCC”) regardless of the jurisdiction in which enforcement hereof is sought.

9. Private Sale. Each Pledgor recognizes that the Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Each Pledgor agrees that the Pledgee has no obligation to delay sale of any Collateral for the period of time necessary to permit the Issuer to register the Collateral for public sale under the Securities Act.
10. Proceeds of Sale. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by the Pledgee as follows:
(a) First, to the payment of all costs, reasonable expenses and charges of the Pledgee and to the reimbursement of the Pledgee for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), attorneys’ fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder;
(b) Second, to the payment of the Obligations, in whole or in part, in such order as the Pledgee may elect, whether or not such Obligations is then due;
(c) Third, to such persons, firms, corporations or other entities as required by applicable law including, without limitation, Section 9-615(a)(3) of the UCC; and
(d) Fourth, to the extent of any surplus, to the Pledgors or as a court of competent jurisdiction may direct.
In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Obligations, the Pledgors shall be liable for the deficiency plus the costs and fees of any attorneys employed by Pledgee to collect such deficiency.
11. Waiver of Marshaling. Each Pledgor hereby waives any right to compel any marshaling of any of the Collateral.
12. No Waiver. Any and all of the Pledgee’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and each Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of such Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Pledgee in reference to any of the Obligations. Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No delay or extension of time by the Pledgee in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Pledgee to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Pledgee’s right to take any action against such Pledgor or to exercise any other power of sale, option or any other right or remedy.
13. Expenses. The Collateral shall secure, and the Pledgors shall pay to Pledgee on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Pledgee under this Agreement or with respect to any of the Obligations.
14. The Pledgee Appointed Attorney-In-Fact and Performance by the Pledgee. Upon the occurrence of an Event of Default, each Pledgor hereby irrevocably constitutes and appoints the Pledgee as such Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in such Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which such Pledgor could or might do or which the Pledgee may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into the Pledgee’s name. Each Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If any Pledgor fails to perform any agreement herein contained, upon the occurrence and during the continuance of an Event of Default, the Pledgee may itself perform or cause performance thereof, and any costs and expenses of the Pledgee incurred in connection therewith shall be paid by the Pledgors as provided in Section 10 hereof.
15. Recapture. Notwithstanding anything to the contrary in this Agreement, if the Pledgee receives any payment or payments on account of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Pledgee, the Pledgors’ obligations to the Pledgee shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Pledgee, which payment shall be due on demand
16. Waivers. THE PARTIES HERETO DESIRES THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY

JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN PLEDGEE, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEN IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.
17. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.
18. Miscellaneous.
(a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.
(b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.
(c) In the event that any provision of this Agreement or the application thereof to any Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.
(d) This Agreement shall be binding upon each Pledgor, and the Pledgors’ successors and assigns, and shall inure to the benefit of the Pledgee and its successors and assigns.
(e) Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the Securities Purchase Agreement.
(f) THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(g) EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH PLEDGOR, ON THE ONE HAND, AND THE PLEDGEE, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, PROVIDED, THAT EACH PLEDGOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PLEDGEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE INDEBTEDNESS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE INDEBTEDNESS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PLEDGEE. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON SUCH PLEDGOR’S ACTUAL RECEIPT THEREOF.
(h) It is understood and agreed that any person or entity that desires to become a Pledgor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of any Document, shall become a Pledgor hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to the Pledgee, (y) delivering supplements to such exhibits and annexes to such Documents as the Pledgee shall reasonably request and/or set forth in such joinder agreement and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.
(i) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.
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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

APPLIED DIGITAL SOLUTIONS, INC.

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece
Title:	SVP, ACFO

COMPUTER EQUITY CORPORATION

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece
Title:	V.P.

DIGITAL ANGEL CORPORATION

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece
Title:	VP, ACFO

DIGITAL ANGEL TECHNOLOGY CORPORATION

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece
Title:	VP, ACFO

KALLINA CORPORATION

By:	/s/ David Grin

Name:	David Grin
Title:	Director